united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2018

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

September 30, 2018

Annual Shareholder Letter

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all the Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

During the Reporting Period, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of 26.17% and 26.46%, respectively. These returns compare to the cumulative 26.30% total return of the Fund’s benchmark, the Russell 1000 Growth Index.

The majority of the Fund’s outperformance versus the benchmark was generated by our holdings in the Health Care, Consumer Discretionary, and Communications Services sectors. Amazon (AMZN, 5.0% of the Fund), Adobe Systems (ADBE, 4.0% of the Fund), and Netflix (NFLX, 2.2% of the Fund) were our biggest contributors to performance over the past year. Our stock selection was not as fortuitous in the Materials, Financials, and Industrials sectors. However, our winners did well enough to moderate the impact of our less-successful investments. The net effect was modest outperformance for the Fund compared to the Russell 1000 Growth Index.

A couple of comments from last year’s Shareholder Letter warrant repeating:

●	Your Fund’s managers employ an unabashedly active approach to portfolio management. We focus intently on our goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index. Far from mirroring the indexes, we seek to build a diversified but focused portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsize returns over the intermediate and long term.

●	Our commitment to owning such a focused group of stocks dictates that we also employ strong risk management techniques. There are a lot of definitions of “risk” in our industry, but for us it is best defined as the potential for permanent loss of capital. Short-term price volatility - the daily, weekly, and monthly fluctuations in securities prices - is interesting and sometimes exciting, but these zigs and zags are ultimately meaningless to long term investors. We are willing to accept moderate amounts of volatility in the prices of our investment positions, but we work very hard to avoid exposing our investors to investment propositions which threaten permanent destruction of capital.

Much ink has been spilled highlighting how expensive US equities are after almost a decade-long bull market. While it is true that stocks are no longer objectively cheap – as they were in 2008-2009 and late 2011 – we do not believe that valuations are materially extended. The S&P 500 currently trades at 16.8x forward earnings, representing only a modest premium to the 25-year average of 16.1 by that metric. Moreover, the index’s forward

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earnings yield of 6% represents a premium of approximately 1% to BAA bond yields, which compares favorably to the average discount of -.1% over the past 25 years. As always, caveats apply. Forward earnings estimates could prove to be too optimistic, which could make today’s valuations look expensive in retrospect. Alternatively, bond yields could move materially higher than expected, which would reduce the relative attractiveness of equities to investors. But by and large, we see few signs of true frothiness in the markets. Using the late-’90’s bull market as an example of “irrational exuberance,” we note that the S&P 500’s forward P/E ratio reached 27x in the spring of 2000, implying an earnings yield of only 3.7%. This represented a massive discount to the (risk-free, if held to maturity) 10-year Treasury yield of 6.2%. We see few valuation or investor sentiment parallels between that era and today’s market environment.

We still favor innovative technology stocks in our portfolio, but we are more cautious on some of the constituents of the newly-named Communication Services sector. More specifically, we think consumers are growing wary of free online services such as social media platforms like Facebook (FB) and Twitter (TWTR). By definition, whenever consumers engage online with a free service, they and their activities become the product. Social media companies like Facebook generate revenue by selling the voluminous user data they collect to advertisers and merchants. All is well with this model, as long as their users remain comfortable with the nature of this relationship. However, if and when consumers perceive that their personal data is being manipulated or misused, they may become less likely to engage with these services. Some might even decide to dis-engage entirely. The resulting deceleration in user engagement could reduce the value of consumer data to advertisers and merchants, ultimately pressuring revenue growth, margins, and profits. In a nutshell, this is a big part of our current “avoid” thesis on both Facebook (FB) and Twitter (TWTR).

To us, this stands in contrast to the consumer-facing online business models of Amazon (AMZN) and Netflix (NFLX), both of which are current portfolio holdings. Unlike social media platforms, both of these companies offer an explicit and transparent value proposition to their customers. Amazon offers access to a huge online marketplace of products, and their Prime membership costs $119/year. In return, their customers receive free shipping and access to a growing library of media content. Netflix offers access to a massive and growing library of media content, at a price of $13.99/month for up to four users per family. In each of these cases, the consumer is a willing participant involved in a straightforward exchange with the vendor. By comparison, the customer/vendor relationship on social media platforms is noticeably more opaque.

As growth investors, we admit to a longstanding fascination with Tesla (TSLA). We view this company’s products and pricing power as almost unmatched in their category, and we think electric vehicles will continue to gain share over internal combustion engines over the next decade and beyond. We also think Elon Musk is a rare genius and a technological visionary. All that being said, we have avoided investing in TSLA. Until recently, our main concern was the company’s valuation (high) and ability to successfully scale their production (questionable) enough to fund their business. But over the past summer, just as Tesla appeared to be achieving adequate production scale, Mr. Musk blundered into a series of public relations disasters, including a Twitter screed in which he claimed to have “secured” funding for a going-private transaction at $420/share. This incident resulted in an SEC investigation, followed by a fine and sanctions against Elon Musk and the company, and finally the emergence of a class action suit against the company.

Here is rub: good corporate governance – the “G” in the Environmental, Social and Governance (ESG) acronym – is a foundational principle of investing. Even when publicly-traded companies can have the best products and services in their industry, and have achieved leadership positions in their markets, poor governance can poison the well. In this case, Mr. Musk has done the poisoning himself, by apparently forgetting the fact that he is a steward of a publicly-traded company with thousands of stakeholders. Tesla has the potential to be one of the most transformational companies of the next decade, but until and unless they fix their governance issues we will view the company as un-investable.

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Lapping Lehman

Investment performance is often measured in convenient slices of time. For example, most experienced investors are familiar with mutual fund advertisements detailing a fund’s trailing 1-,3-, 5-, and 10-year performance. Of those periods, the last one - the immediate past decade of average annualized returns – tends to carry a lot of psychic weight for investors. This makes some sense. Although ten years is infinitesimal in the grand scheme of history, in stark actuarial terms it represents a good chunk of the total amount of time we can hope to spend on this mortal coil. Even for Warren Buffett, who has been investing since he was a teenager and is now 88 years old, ten years represents more than 15% of his entire body of work as an investor. For most of the rest of us, who started saving and investing later than Mr. Buffett, and who may not be blessed with his Methuselah-like lifespan, 10 years probably amounts to as much as 25% of the total amount of time most of us have available to invest and accumulate wealth. Nothing to sneeze at!

With that in mind, we note that the calendar is (finally) beginning to “lap” the Great Financial Crisis of 2008-2009. By this we mean that it has now been more than ten years since Lehman Brothers spectacularly failed on September 15, 2008, which kicked off the climactic phase of the worst economic and market event since the Great Depression in the 1930’s. Post-Lehman, the S&P 500 gyrated through another six months of gut-wrenching volatility before finally bottoming for good in March 2009. Therefore, by March 2019, the worst parts of the Crisis will have receded more than ten years into the past. These are welcome anniversaries for investors and investment managers. They also provide us with an opportunity to re-emphasize the importance of a truly long-term approach to investing.

We need to highlight and appreciate the fact that the post-Crisis era has been a great time to be stock investor. For the past ten years through 9/30/18, the S&P 500 Index has delivered average annual returns of almost 12%. It is also worth noting that as good as it has been, this last decade ranks only in the 59th percentile of all rolling 10-year periods for the S&P 500 since 1926. There have definitely been bigger bull markets in the past, including in the 1950’s and 1990’s.

S&P 500 Trailing 10 Year Return, Nov-1935 - Sep-2018

25%
20%
15%
10%
5%
0%
-5%
-10%
May-59
21.4%
Jul-92
19.2%
Aug-00
19.5%
Dec-04
12.1%
Sep-18
12.0%
(59th percentile)
Average = 10.5%
Sep-74
.5%
Aug-39
-5.0%
Feb-09
-3.4%
Source: DFA, JAG Capital Management
1935
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020

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But at the risk of stating the obvious, these returns were only available to investors who – wait for it – remained fully invested in stocks. Unfortunately, we know from personal and professional experience that many people simply could not stand the emotional pain of the market declines in 2008 and early 2009. They liquidated their portfolios and fled to the safety of cash or sought out investment vehicles that promised “safety” or “low volatility” or esoteric “tactical market timing” expertise. Broadly speaking, many of these investors have experienced profoundly disappointing results, especially compared to great gains experienced in the broader equity market.

This is not to minimize the emotional difficulty of maintaining a long-term position in the stock market. As boxer Mike Tyson once famously said, “Everyone has a plan until they get punched in the face.” Nonetheless, successful investing requires a long-term outlook and – at times – nerves of steel. Bear markets happen from time to time, and they are always painful. Since 1960, the S&P 500 has experienced 6 declines of at least 20%, or an average of every 9.8 years. Investors who are lucky enough to be active for 50 years are likely to experience no fewer than 5 nasty declines in the value of their stock portfolios.

We noted earlier that ten years is a reasonably-long period of time to evaluate the relative success of an investment strategy. While we think that is true, here are a couple of caveats and addendums:

●	When it comes to investing in stocks, longer time horizons are preferable to shorter ones. In other words, ten years is a decent representation of what many people consider to be a “long” span of time. But twenty years is a better horizon than ten, and thirty is better than twenty, and so on. Investing is hard under the best of circumstances, but maintaining a long-term outlook makes it easier to withstand the inevitable set-backs that one will encounter in financial markets.

S&P 500 Growth of $10,000 - Miss the 25 Best Days (blue line) vs.

Buy and Hold (red line)

S&P 500 25 Best Daily Returns Sep-1998 - Sep-2018	
Date	S&P 500
10/13/2008	11.6%
10/28/2008	10.8%
3/23/2009	7.1%
11/13/2008	6.9%
11/24/2008	6.5%
3/10/2009	6.4%
11/21/2008	6.3%
7/24/2002	5.7%
9/30/2008	5.4%
7/29/2002	5.4%
12/16/2008	5.1%
1/3/2001	5.0%
3/16/2000	4.8%
10/20/2008	4.8%
8/9/2011	4.7%
10/15/2002	4.7%
8/11/2011	4.6%
5/10/2010	4.4%
1/21/2009	4.4%
4/5/2001	4.4%
9/18/2008	4.4%
11/30/2011	4.3%
10/16/2008	4.3%
3/18/2008	4.2%
10/15/1998	4.2%

$
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
9/28/18
$41,861
9/28/18
$10,707
Source: Bloomberg, JAG Capital Management
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

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●	Market-timing doesn’t work. Were it possible to do so accurately and reliably, market-timing would be an insanely successful investing strategy. Unfortunately, as Warren Buffett once said, “the Hall of Fame for market timers is an empty room.” This is largely because long-term investment returns are heavily dependent upon a vanishingly small number of daily returns. Missing just ..5% (approximately 25 days) of the best daily returns in the S&P 500 over the past 20 years slashed the annualized return from 7.4% per annum to a mere .3%. At .3% per year, a $10,000 investment grows to only $10,707 in 20 years vs. almost $42,000 at 7.4%. And it goes without saying that nobody – not even Mr. Buffett – can expect to achieve 99.5% accuracy in their investment decisions.

Dan Ferry will be resigning as co-manager of the Fund effective January 31, 2019. Dan has served as the Fund’s co-manager since its inception in 2011, and he is also Chairman of JAG Capital Management, LLC. As a reminder, Dan laid the foundation for our growth-oriented investment process in the late 1980’s and early 1990’s. As an emeritus member of our portfolio management team, he will continue to provide the Fund’s investment team with insights he has gained through his extensive experience in the markets.

Going forward, Norm Conley will serve as the Fund’s Portfolio Manager. Norm has served as co-manager of the Fund since its inception. He has also served alongside Dan as co-manager of JAG’s Large Cap Growth separate account strategy since early 1999. Norm will continue to be supported by JAG’s team of equity research analysts, including Joe Kinnison, CFA; Ben Norris, CFA; Mike Buck, CFA; and Roberta Maue.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for each of the periods ended September 30, 2018 compared to its benchmark:

		3 Year Return	5 Year Return	Since Inception(a)
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Class A	26.17%	21.15%	16.07%	17.13%
Class A with 5.75% load	18.91%	18.78%	14.71%	16.11%
Class I	26.46%	21.45%	16.36%	17.41%
Russell 1000 Growth Total Return Index(b)	26.30%	20.55%	16.58%	17.68%
S&P 500 Total Return Index **	17.91%	17.31%	13.95%	15.66%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% of the Fund’s average daily net assets through January 31, 2019, for Class A and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.80% and 1.55% for the JAG Large Cap Growth Fund’s Class A and Class I shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

**	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $250,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	28.1%
Internet	14.1%
Retail	12.1%
Healthcare-Products	7.0%
Pharmaceuticals	5.7%
Biotechnology	4.3%
Diversified Financial Services	4.2%
Banks	4.1%
Insurance	3.6%
Semiconductors	3.4%
Other / Cash & Cash Equivalents	13.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2018

Shares		Fair Value

	COMMON STOCKS - 97.5%
	BANKS - 4.1%
88,605	Regions Financial Corp.	$1,625,902
17,095	SunTrust Banks, Inc.	1,141,775
		2,767,677
	BIOTECHNOLOGY - 4.3%
7,800	Illumina, Inc. *	2,863,068

	COMMERCIAL SERVICES - 3.3%
25,480	PayPal Holdings, Inc. *	2,238,163

	DIVERSIFIED FINANCIAL SERVICES - 4.2%
19,755	Intercontinental Exchange, Inc.	1,479,452
9,005	Visa, Inc.	1,351,560
		2,831,012
	ENTERTAINMENT - 2.4%
5,190	Madison Square Garden Co. *	1,636,511

	ENVIRONMENTAL CONTROL - 2.2%
18,850	Waste Connections, Inc.	1,503,665

	HEALTHCARE-PRODUCTS - 7.0%
5,715	Align Technology, Inc. *	2,235,822
4,269	Intuitive Surgical, Inc. *	2,450,406
		4,686,228
	INSURANCE - 3.6%
11,370	Berkshire Hathaway, Inc. *	2,434,431

	INTERNET - 14.1%
1,670	Amazon.com, Inc. *	3,345,010
3,880	Netflix, Inc. *	1,451,624
9,805	Palo Alto Networks, Inc. *	2,208,674
28,765	Twilio, Inc. *	2,481,844
		9,487,152
	IRON & STEEL - 1.0%
10,655	Nucor Corp.	676,060

	PHARMACEUTICALS - 5.7%
18,035	Eli Lilly & Co.	1,935,336
21,035	Zoetis, Inc.	1,925,965
		3,861,301
	RETAIL - 12.1%
5,595	Costco Wholesale Corp.	1,314,154
5,880	Domino’s Pizza, Inc.	1,733,424
20,765	Lululemon Athletica, Inc. *	3,374,105
15,725	TJX Cos., Inc.	1,761,515
		8,183,198

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value

	COMMON STOCKS - 97.5% (Continued)
	SEMICONDUCTORS - 3.4%
8,065	NVIDIA Corp.	$2,266,426

	SOFTWARE - 28.1%
26,351	Activision Blizzard, Inc.	2,192,140
9,880	Adobe Systems, Inc. *	2,667,106
18,625	Microsoft Corp.	2,130,141
17,950	Salesforce.com, Inc. *	2,854,588
12,155	Splunk, Inc. *	1,469,661
20,175	Take-Two Interactive Software, Inc. *	2,783,948
24,715	Veeva Systems, Inc. *	2,690,722
13,580	Vmware, Inc. *	2,119,295
		18,907,601
	TELECOMMUNICATIONS - 2.0%
13,760	CH Robinson Worldwide, Inc.	1,347,379

	TOTAL COMMON STOCKS (Cost $46,316,779)	65,689,872

	SHORT-TERM INVESTMENT - 2.5%
1,709,649	Federated Treasury Obligations Fund, Institutional Shares, 1.92% **	1,709,649
	(Cost $1,709,649)

	TOTAL INVESTMENTS - 100.0% (Cost $48,026,428)	$67,399,521
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(26,574)
	TOTAL NET ASSETS - 100.0%	$67,372,947

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

ASSETS
Investment securities:
At cost	$48,026,428
At fair value	$67,399,521
Receivable for Fund shares sold	7,422
Dividends and interest receivable	23,566
Prepaid expenses	25,525
TOTAL ASSETS	67,456,034

LIABILITIES
Payable for Fund shares redeemed	315
Investment management fees payable	42,166
Distribution (12b-1) fees payable	2,838
Fees payable to related parties	12,297
Accrued expenses and other liabilities	25,471
TOTAL LIABILITIES	83,087
NET ASSETS	$67,372,947

Composition of Net Assets:
Paid in capital	$42,092,056
Accumulated undistributed net investment loss	(357,377)
Accumulated undistributed net realized gain from investment transactions	6,262,559
Net unrealized appreciation of investments	19,375,709
NET ASSETS	$67,372,947

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,802,759
Shares of beneficial interest outstanding (a)	133,871
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$20.94
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$22.22

Class I Shares:
Net Assets	$64,570,188
Shares of beneficial interest outstanding (a)	3,021,780
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.37

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,956)	$304,346
Interest	19,624
TOTAL INVESTMENT INCOME	323,970

EXPENSES
Investment management fees	616,300
Distribution (12b-1) fees:
Class A	6,781
Class C	62
Administration fees	97,036
Management services fees	63,141
Registration fees	35,545
Shareholder servicing fees	26,658
Compliance officer fees	21,517
Audit fees	12,243
Trustees fees and expenses	10,249
Printing and postage expenses	10,114
Legal fees	9,896
Custodian fees	8,803
Interest expense	3,520
Insurance expense	1,738
Other expenses	1,896
TOTAL EXPENSES	925,499

Less: Fees waived by the Manager	(144,389)
NET EXPENSES	781,110

NET INVESTMENT LOSS	(457,140)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	7,868,621
Foreign currency transactions	8,584
Net realized gain	7,877,205
Net change in unrealized appreciation on:
Investments	7,146,379
Foreign currency transactions	2,616
Net change in unrealized appreciation	7,148,995

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	15,026,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,569,060

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment loss	$(457,140)	$(319,140)
Net realized gain from investments and foreign currency transactions	7,877,205	7,327,150
Net change in unrealized appreciation on investments and foreign currency transactions	7,148,995	4,659,185
Net increase in net assets resulting from operations	14,569,060	11,667,195

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(522,158)	(124,634)
Class C ^	—	(1,279)
Class I	(7,653,222)	(2,466,732)
Net decrease in net assets from distributions to shareholders	(8,175,380)	(2,592,645)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,706,902	191,666
Class I	11,438,281	7,025,437
Net asset value of shares issued in reinvestment of distributions:
Class A	363,224	43,271
Class C ^	—	1,279
Class I	5,354,660	1,545,630
Payments for shares redeemed:
Class A	(2,354,898)	(947,095)
Class C ^	(28,799)	—
Class I	(13,150,341)	(6,655,309)
Net increase in net assets from shares of beneficial interest	4,329,029	1,204,879

TOTAL INCREASE IN NET ASSETS	10,722,709	10,279,429

NET ASSETS
Beginning of Year	56,650,238	46,370,809
End of Year *	$67,372,947	$56,650,238
* Includes accumulated undistributed net investment loss of:	$(357,377)	$—

^	1,491 Class C shares converted into 1,415 Class A shares, amounting to $28,799, on December 18, 2017.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
SHARE ACTIVITY
Class A:
Shares Sold	136,636	11,182
Shares Reinvested	20,708	2,866
Shares Redeemed	(125,444)	(57,376)
Net increase (decrease) in shares of beneficial interest outstanding	31,900	(43,328)

Class C: ^
Shares Reinvested	—	88
Shares Redeemed	(1,491)	—
Net increase (decrease) in shares of beneficial interest outstanding	(1,491)	88

Class I:
Shares Sold	585,991	416,600
Shares Reinvested	299,645	101,022
Shares Redeemed	(675,202)	(396,288)
Net increase in shares of beneficial interest outstanding	210,434	121,334

^	1,491 Class C shares converted into 1,415 Class A shares, amounting to $28,799, on December 18, 2017.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$19.15		$16.16	$15.06	$15.50	$13.84
Income (loss) from investment operations:
Net investment loss (3)	(0.18)		(0.14)	(0.11)	(0.14)	(0.14)
Net realized and unrealized gain on investments	4.67		4.04	1.90	0.88	1.95
Total from investment operations	4.49		3.90	1.79	0.74	1.81
Less distributions from:
Net realized gains	(2.70)		(0.91)	(0.69)	(1.18)	(0.15)
Total distributions	(2.70)		(0.91)	(0.69)	(1.18)	(0.15)
Net asset value, end of year	$20.94		$19.15	$16.16	$15.06	$15.50
Total return (1)	26.17%		25.66%	12.15%	4.68%	13.16%
Net assets, at end of year (000s)	$2,803		$1,953	$2,348	$9,419	$9,433
Ratio of gross expenses to average net assets (2)(4)	1.75	% (6)	1.80%	1.71%	1.77%	1.76%
Ratio of net expenses to average net assets (4)	1.51	% (6)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets (4)(5)	(0.97	%) (6)	(0.87%)	(0.71%)	(0.88%)	(0.91%)
Portfolio Turnover Rate	125%		125%	149%	94%	88%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.74%
Net expenses to average net assets	1.50%
Net investment income to average net assets	(0.96%)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$19.45		$16.36		$15.20	$15.60	$13.89
Income (loss) from investment operations:
Net investment loss (3)	(0.14)		(0.11)		(0.06)	(0.10)	(0.10)
Net realized and unrealized gain on investments	4.76		4.11		1.91	0.88	1.96
Total from investment operations	4.62		4.00		1.85	0.78	1.86
Less distributions from:
Net realized gains	(2.70)		(0.91)		(0.69)	(1.18)	(0.15)
Total distributions	(2.70)		(0.91)		(0.69)	(1.18)	(0.15)
Net asset value, end of year	$21.37		$19.45		$16.36	$15.20	$15.60
Total return (1)	26.46%		25.97	% (6)	12.45%	4.92%	13.47%
Net assets, at end of year (000s)	$64,570		$54,670		$44,001	$34,123	$17,024
Ratio of gross expenses to average net assets (2)(4)	1.50	% (7)	1.55%		1.46%	1.52%	1.51%
Ratio of net expenses to average net assets (4)	1.26	% (7)	1.25%		1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets (4)(5)	(0.73	%) (7)	(0.64%)		(0.42%)	(0.64%)	(0.66%)
Portfolio Turnover Rate	125%		125%		149%	94%	88%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.49%
Net expenses to average net assets	1.25%
Net investment income to average net assets	(0.72%)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund currently offers two classes of shares: Class A and Class I shares. Class C shares converted into Class A shares on December 18, 2017. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2018, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$65,689,872	$—	$—	$65,689,872
Short-Term Investment	1,709,649	—	—	1,709,649
Total	$67,399,521	$—	$—	$67,399,521

(a)	As of and during the year ended September 30, 2018, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of common stocks by industry classification, please refer to the Schedule of Investments.

b) Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2018, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 – September 30, 2017, or expected to be taken in the Fund’s September 30, 2018 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c) Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

d) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e) Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h) Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2018, there were no CDSC fees paid.

i) Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized and unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$75,381,792	$80,886,608

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the fiscal year ended September 30, 2018, management fees of $616,300 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% for Classes A and I of the Fund’s average daily net assets through January 31, 2019. Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the fiscal year ended September 30, 2018, the Manager waived management fees and/or reimbursed expenses in the amount of $144,389. As of September 30, 2018, the Manager may recapture $107,669 before September 30, 2019, $148,862 before September 30, 2020 and $144,389 before September 30, 2021 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (the “Management Service Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the fiscal year ended September 30, 2018, the Fund incurred $63,141 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services, Alphacentric Advisors LLC (“Alphacentric”), and Catalyst Capital Advisors LLC (“Catalyst”) each serve as an investment advisor to other series of the Trust, and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $37,898 in brokerage commissions from the Fund for the fiscal year ended September 30, 2018. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the fiscal year ended September 30, 2018, the Fund incurred $21,517 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A and Class C shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and 1.00% per annum for the Class C shares, based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the fiscal year ended September 30, 2018, the Distributor received $4,723 in underwriter commissions from the sale of Class A shares of the JAG Large Cap Growth Fund.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $48,026,926 for the JAG Large Cap Growth Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$19,544,099
Unrealized depreciation:	(171,504)
Net unrealized appreciation:	$19,372,595

The tax character of fund distributions paid for the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$1,687,426	$—
Long-Term Capital Gain	6,487,954	2,592,645
	$8,175,380	$2,592,645

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$537,631	$5,725,426	$(357,377)	$—	$—	$19,375,211	$25,280,891

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency gains of $2,616.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $357,377.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, net operating losses, and tax adjustments for C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$99,763	$(99,763)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2018, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Owner
Pershing, LLC(1)	29%
NFS LLC (1)	28%

(1)	These owners are comprised of multiple investors and accounts.

(6)	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

(7)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JAG Large Cap Growth Fund and
Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JAG Large Cap Growth Fund (the “Fund”), a series of Mutual Fund Series Trust, as of September 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s statements of changes in net assets and financial highlights for the years ended September 30, 2017 and prior, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2018

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Class A	$1,000.00	$1,170.50	$8.16	1.50%
Class I	1,000.00	1,172.20	6.81	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Class A	$1,000.00	$1,017.55	$7.59	1.50%
Class I	1,000.00	1,018.80	6.33	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Jag Large Cap Growth Fund
Additional Information (Unaudited)
September 30,2018

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Jag Large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	55	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund, 2018 to present.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	39	Variable Insurance Trust since 2010

Jag Large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014- present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth:1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, June 2017 to present; Chief Operating Officer, Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.	N/A	N/A

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017; Manager – Fund Administration, Gemini Fund Services, LLC, 2012- 2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010- 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC since 2/2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, the TCG Financial Series Trusts I-X and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
JAG Large Cap Growth Fund	10,000	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
JAG Large Cap Growth Fund	2,500	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2018 and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2018 and 2017 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 5, 2018